                                GROWTH PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                                                                    NBAMTSA10698

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio
   PORTFOLIO    CO-MANAGERS    JENNIFER    SILVER   AND    BROOKE    COBB   LOVE
SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST-GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.
   We are pleased to report that for the six months ended June 30, 1998, AMT Growth Portfolio's return materially exceeded its Russell Midcap-TM- Growth Index benchmark and was quite competitive with the returns from leading large-cap indices.
   Before we discuss portfolio specifics, some comment on recent years' disparity between mid-cap and large-cap stock returns is in order. Although historical performance is no indication of the future, from 1926 through year-end 1997, mid-cap stocks outperformed large-caps on an average annualized basis. We believe the primary reason is that over this extended period, many mid-sized companies were able to grow earnings faster than larger, more mature companies. However, in recent years, large-cap stocks have outperformed mid-caps and this year, their lead has widened. Namely, in this six-month reporting period, the S&P "500"* gained 17.67% compared to the Russell Midcap Growth Index's* 11.87% return.
   Is investors' preference for large-cap growth stocks fundamentally justified? Based on price/earnings ratios relative to earnings growth rates, we don't think so. Recently, we compared the P/Es and projected earnings growth rates of the large-cap market favorites to our mid-cap portfolio holdings in the same industries. With only a few exceptions, our portfolio holdings had materially lower P/Es relative to projected earnings growth rates. While what is true for our portfolio may be somewhat less true for the mid-cap sector in general, we believe over the long term, medium-sized companies have better long-term earnings growth potential than the giants currently getting so much investor attention. If we are right, and if over the longer term, it is earnings rather than investor perception that drives stock prices, we think mid-cap stocks are better positioned to generate more competitive returns versus large-cap stocks.
   Now, let's comment on some of the factors that helped the portfolio earn such handsome absolute and relative returns in the first half of 1998. Value retailers Staples and TJX Companies performed quite well as the strong domestic economy and high consumer confidence helped propel earnings. Technology holdings like Citrix Systems, BMC Software and J.D. Edwards & Co. also contributed to returns. We believe our success in the technology group was largely the result of our decision last summer to eliminate commodity-oriented technology stocks whose earnings might be vulnerable to Asian economic weakness and focus on productivity-enhancing tech companies serving niche markets. Media holdings including billboard advertiser Outdoor Systems and radio broadcaster Chancellor Media were buoyed by strong earnings gains and continued consolidation in their respective industries.
   During this six-month reporting period, we were generally overweighted in the right industry groups and underweighted in the market trouble spots. We are hopeful that our industry group allocation decisions will continue to enhance returns. However, we expect our quantitative and fundamental research-driven stock picking discipline to be a more important contributor. As noted earlier, our technology holdings performed very well despite mixed results for the broad technology group. Even our limited holdings in troubled industry groups like capital goods and energy did well relative to their respective industry averages. Over time, we expect stock selection to contribute 80-90% of the portfolio's returns. We will periodically get blindsided by stocks that run into temporary difficulties or fail to live up to earnings expectations. That's why we maintain a diversified portfolio. But, we believe we have positioned the portfolio to benefit from many more pleasant earnings surprises than unexpected earnings disappointments.
   We believe that over the longer term, the mid-cap sector offers superior earnings growth potential and more favorable investment prospects than the large-cap sector. We are also encouraged by the fact that despite the portfolio's strong performance relative to its mid-cap stock benchmark and very competitive performance relative to the leading large-cap indices, the portfolio characteristics we target -- above market average earnings growth and reasonable valuations -- remain in place.

Sincerely,

   [/S/ JENNIFER K. SILVER]               [/S/ BROOKE A. COBB]

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. The Russell Midcap Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000-Registered Trademark- Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of dividends and capital gain distributions. The portfolio invests in many securities not included in these above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

 Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

 The investments for the Portfolio are managed by the same portfolio managers who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                       June 30,
                                                         1998
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $  649,910,103
      Receivable for Trust shares sold                   1,478,740
                                                    --------------
                                                       651,388,843
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                  1,221,710
      Payable to administrator (Note B)                    147,456
      Accrued expenses                                      83,865
                                                    --------------
                                                         1,453,031
                                                    --------------
NET ASSETS at value                                 $  649,935,812
                                                    --------------

NET ASSETS consist of:
      Par value                                     $       24,698
      Paid-in capital in excess of par value           479,947,207
      Accumulated undistributed net investment
       loss                                             (1,358,999)
      Accumulated net realized gains on investment      24,704,615
      Net unrealized appreciation in value of
       investment                                      146,618,291
                                                    --------------
NET ASSETS at value                                 $  649,935,812
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                      24,697,763
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $26.32
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1998
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $ 1,397,411
                                                    ------------
    Expenses:
      Administration fee (Note B)                       894,579
      Shareholder reports                               102,559
      Legal fees                                         14,410
      Trustees' fees and expenses                        10,810
      Custodian fees                                      4,959
      Auditing fees                                       2,848
      Registration and filing fees                          162
      Miscellaneous                                         680
      Expenses from Series (Notes A & B)              1,725,634
                                                    ------------
        Total expenses                                2,756,641
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (231)
                                                    ------------
        Total net expenses                            2,756,410
                                                    ------------
        Net investment loss                          (1,358,999)
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  SERIES (NOTE A)
    Net realized gain on investment securities       25,932,896
    Change in net unrealized appreciation of
     investment securities                           62,760,807
                                                    ------------
        Net gain on investments from Series (Note
        A)                                           88,693,703
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $87,334,704
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1998        December 31,
                                           (UNAUDITED)        1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $  (1,358,999)  $   (725,533)
    Net realized gain on investments
     from Series (Note A)                    25,932,896    153,191,649
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                         62,760,807      3,903,917
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         87,334,704    156,370,033
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments       (153,330,889)   (49,277,630)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold               126,857,860    223,605,310
    Proceeds from reinvestment of
     distributions                          153,330,889     49,277,630
    Payments for shares redeemed           (147,969,110)  (362,613,832)
                                          -----------------------------
    Net increase (decrease) from Trust
     share transactions                     132,219,639    (89,730,892)
                                          -----------------------------
NET INCREASE IN NET ASSETS                   66,223,454     17,361,511
NET ASSETS:
    Beginning of period                     583,712,358    566,350,847
                                          -----------------------------
    End of period                         $ 649,935,812   $583,712,358
                                          -----------------------------
    Accumulated undistributed net
     investment income (loss) at end of
     period                               $  (1,358,999)  $         --
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                      4,788,887      7,977,685
    Issued on reinvestment of
     distributions                            6,341,228      1,931,696
    Redeemed                                 (5,543,047)   (12,770,875)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                              5,587,068     (2,861,494)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger&Berman Advisers Management Trust-SM- (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
       The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Growth Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at June 30, 1998 ). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued by Advisers Managers Trust as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
       The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger&Berman Management
Incorporated-Registered Trademark- ("N&B Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays N&B Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   N&B Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses and its pro rata share of its Series' operating expenses (excluding the fees payable to N&B Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. For the six months ended June 30, 1998, no reimbursement to the Fund was required.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/ or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $231.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended June 30, 1998, additions and reductions in the Fund's investment in its Series amounted to $110,323,918 and $135,206,202, respectively.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                              Six
                                            Months
                                             Ended
                                             June
                                              30,
                                             1998                       Year Ended December 31,
                                            (UNAUDITED)(2) 1997(2)  1996(2)     1995(2)      1994        1993
                                            -------------------------------------------------------------------
Net Asset Value, Beginning of Period        $30.54      $25.78      $25.86      $20.31      $ 24.28     $ 23.27
                                            -------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.06)       (.03)       (.07)        .01          .07         .13
    Net Gains or Losses on Securities
     (both realized and unrealized)           4.11        7.06        2.34        6.26        (1.11)       1.42
                                            -------------------------------------------------------------------
      Total From Investment Operations        4.05        7.03        2.27        6.27        (1.04)       1.55
                                            -------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    --          --        (.01)       (.05)        (.12)       (.17)
    Distributions (from net capital
     gains)                                  (8.27)      (2.27)      (2.34)       (.67)       (2.81)       (.37)
                                            -------------------------------------------------------------------
      Total Distributions                    (8.27)      (2.27)      (2.35)       (.72)       (2.93)       (.54)
                                            -------------------------------------------------------------------
Net Asset Value, End of Period              $26.32      $30.54      $25.78      $25.86      $ 20.31     $ 24.28
                                            -------------------------------------------------------------------
Total Return(3)                             +15.66%(4)  +29.01%      +9.14%     +31.73%       -4.99%      +6.79%
                                            -------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $649.9      $583.7      $566.4      $537.8      $ 369.3     $ 366.5
                                            -------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             .92%(6)     .90%        .92%        .90%          --          --
                                            -------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                    .92%(6)     .90%        .92%        .90%         .84%        .81%
                                            -------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets             (.46%)(6)   (.11%)      (.30%)       .04%         .26%        .52%
                                            -------------------------------------------------------------------
    Portfolio Turnover Rate(7)                  --          --          --           9%          46%         92%
                                            -------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Growth Investments, which appear elsewhere in this report.

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
          AMT Growth Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
            COMMON STOCKS (94.1%)
BASIC MATERIALS (0.4%)
    61,300  Cytec Industries                $  2,712,525
                                            ------------
CAPITAL GOODS (3.8%)
   154,200  Eastern Environmental Services     5,242,800
   319,600  HON INDUSTRIES                    10,866,400
   177,800  USA Waste Services                 8,778,875
                                            ------------
                                              24,888,075
                                            ------------
COMMUNICATIONS (4.2%)
   109,200  ICG Communications                 3,992,625
   105,200  Intermedia Communications          4,411,825
   170,100  NEXTLINK Communications            6,442,537
   289,800  RSL Communications                 8,694,000
   262,800  SmarTalk TeleServices              3,827,025
                                            ------------
                                              27,368,012
                                            ------------
CONSUMER CYCLICALS (19.3%)
   129,900  Abercrombie & Fitch                5,715,600
   298,400  Avis Rent A Car                    7,385,400
   167,300  Costco Cos.                       10,550,356
   368,400  General Nutrition                 11,466,450
   242,400  Hayes Lemmerz International        9,635,400
   330,000  Linens 'n Things                  10,085,625
   319,975  Outdoor Systems                    8,959,300
   467,000  PETsMART, Inc.                     4,670,000
   167,822  Promus Hotel                       6,461,147
   156,450  Robert Half International          8,741,644
   124,900  StaffMark, Inc.                    4,574,463
   514,300  Staples, Inc.                     14,882,556
   273,300  Sylvan Learning Systems            8,950,575
   562,800  TJX Cos.                          13,577,550
                                            ------------
                                             125,656,066
                                            ------------
CONSUMER STAPLES (12.6%)
   138,500  American Italian Pasta             5,159,125
   370,500  Brinker International              7,132,125
   271,000  Capstar Broadcasting               6,808,875
    87,700  Cardinal Health                    8,221,875
   259,900  Chancellor Media                  12,905,659

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
   305,300  CKE Restaurants                 $ 12,593,625
   151,900  Comcast Corp. Class A Special      6,166,191
   124,800  Estee Lauder                       8,697,000
   158,100  Suiza Foods                        9,436,594
   119,700  Valassis Communications            4,615,931
                                            ------------
                                              81,737,000
                                            ------------
ENERGY (3.9%)
   231,200  BJ Services                        6,719,250
   141,200  Cooper Cameron                     7,201,200
   294,800  Noble Drilling                     7,093,625
   243,000  Seagull Energy                     4,024,687
                                            ------------
                                              25,038,762
                                            ------------
FINANCIAL SERVICES (12.3%)
   171,700  Ace, Ltd.                          6,696,300
    96,900  Bear Stearns                       5,511,187
    84,900  Equitable Cos.                     6,362,194
   100,900  EXEL Ltd.                          7,851,281
   178,500  Finova Group                      10,107,563
   176,700  FIRSTPLUS Financial Group          6,361,200
   239,400  GreenPoint Financial               9,007,425
   124,800  Northern Trust                     9,516,000
   132,700  State Street                       9,222,650
   164,700  SunAmerica, Inc.                   9,459,956
                                            ------------
                                              80,095,756
                                            ------------
HEALTH CARE (10.2%)
   224,000  Alternative Living Services        6,048,000
   182,400  Biogen, Inc.                       8,937,600
   169,900  Elan Corp. ADR                    10,926,694
   260,400  Omnicare, Inc.                     9,927,750
   175,800  Quintiles Transnational            8,647,162
   113,200  Rexall Sundown                     3,990,300
    64,000  Sofamor Danek Group                5,540,000
    73,100  STERIS Corp.                       4,648,703
   156,100  Watson Pharmaceuticals             7,287,919
                                            ------------
                                              65,954,128
                                            ------------

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Growth Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
TECHNOLOGY (23.4%)
   153,900  Advanced Fibre Communications   $  6,165,619
   200,100  Analog Devices                     4,914,956
   170,200  BMC Software                       8,839,762
   236,500  Cadence Design Systems             7,390,625
   104,300  Cambridge Technology Partners      5,697,388
   192,600  CBT Group ADR                     10,304,100
   144,800  CIENA Corp.                       10,081,700
   185,200  Citrix Systems                    12,663,050
    38,000  Excite, Inc.                       3,553,000
   254,000  HBO & Co.                          8,953,500
   113,700  International Network Services     4,661,700
   244,000  J.D. Edwards                      10,476,750
   271,700  Network Appliance                 10,579,319
   254,700  Network Associates                12,193,762
   241,000  Sanmina Corp.                     10,453,375
   162,500  Saville Systems Ireland ADR        8,145,313
   227,800  Staff Leasing                      6,720,100
   206,200  Sterling Commerce                 10,000,700
                                            ------------
                                             151,794,719
                                            ------------
TRANSPORTATION (2.2%)
   269,700  Southwest Airlines                 7,989,863
    83,200  US Airways Group                   6,593,600
                                            ------------
                                              14,583,463
                                            ------------
UTILITIES (1.8%)
   225,500  AES Corp.                         11,852,844
                                            ------------
            TOTAL COMMON STOCKS (COST
            $465,061,649)                    611,681,350
                                            ------------
Principal                                      Market
  Amount                                      Value(1)
----------                                  ------------
            U.S. TREASURY SECURITIES
            (1.7%)
$11,310,000 U.S. Treasury Bills, 4.83%,
            due 8/20/98
            (COST $11,234,129)              $ 11,232,719
                                            ------------
            SHORT-TERM INVESTMENTS (11.9%)
31,570,000  General Electric Capital
            Corp., 5.60%, due 7/1/98          31,570,000(2)
45,553,600  N&B Securities Lending Quality
            Fund, LLC                         45,553,600(2)
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
            (COST $77,123,600)                77,123,600
                                            ------------
            TOTAL INVESTMENTS (107.7%)
            (COST $553,419,378)              700,037,669(3)
            Liabilities, less cash,
            receivables and other assets
            [(7.7%)]                         (50,127,565)
                                            ------------
            TOTAL NET ASSETS (100.0%)       $649,910,104
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method that the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) At June 30, 1998, the cost of investments for Federal income tax purposes was $553,990,134. Gross unrealized appreciation of investments was $162,270,062 and gross unrealized depreciation of investments was $16,222,527, resulting in net unrealized appreciation of $146,047,535, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                       June 30,
                                                         1998
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $  700,037,669
      Cash                                                   2,561
      Receivable for securities sold                       407,457
      Dividends and interest receivable                    257,531
      Prepaid expenses and other assets                     54,986
      Deferred organization costs (Note A)                  35,398
                                                    --------------
                                                       700,795,602
                                                    --------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                         45,553,600
      Payable for securities purchased                   4,884,525
      Payable to investment manager (Note B)               261,234
      Accrued expenses                                     186,139
                                                    --------------
                                                        50,885,498
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  649,910,104
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $  503,291,813
      Net unrealized appreciation in value of
       investment securities                           146,618,291
                                                    --------------
NET ASSETS                                          $  649,910,104
                                                    --------------
*Cost of investments                                $  553,419,378
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1998
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $   637,155
      Interest income                                   760,491
      Foreign taxes withheld (Note A)                      (235)
                                                    ------------
        Total income                                  1,397,411
                                                    ------------
    Expenses:
      Investment management fee (Note B)              1,584,284
      Custodian fees (Note B)                            83,717
      Trustees' fees and expenses                        11,720
      Legal fees                                         10,918
      Amortization of deferred organization and
       initial offering expenses (Note A)                 9,564
      Auditing fees                                       9,320
      Insurance expense                                   5,059
      Accounting fees                                     4,959
      Miscellaneous                                       6,093
                                                    ------------
        Total expenses                                1,725,634
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (231)
                                                    ------------
        Total net expenses                            1,725,403
                                                    ------------
        Net investment loss                            (327,992)
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                            25,932,896
    Change in net unrealized appreciation of
     investment securities                           62,760,807
                                                    ------------
        Net gain on investments                      88,693,703
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $88,365,711
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1998        December 31,
                                           (UNAUDITED)        1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    (327,992)  $  1,338,481
    Net realized gain on investments         25,932,896    153,191,649
    Change in net unrealized
     appreciation of investments             62,760,807      3,903,917
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         88,365,711    158,434,047
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               110,323,918    186,375,318
    Reductions                             (135,206,202)  (327,021,324)
                                          -----------------------------
    Net decrease in net assets resulting
     from transactions in investors'
     beneficial interests                   (24,882,284)  (140,646,006)
                                          -----------------------------
NET INCREASE IN NET ASSETS                   63,483,427     17,788,041
NET ASSETS:
    Beginning of period                     586,426,677    568,638,636
                                          -----------------------------
    End of period                         $ 649,910,104   $586,426,677
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At June 30, 1998, the unamortized balance of such expenses amounted to $35,398.
7) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
8) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans.The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Series made securities loans to Neuberger&Berman, LLC ("Neuberger"), the Series' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Series received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Series received income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended June 30, 1998, the Series lent securities to Neuberger.

Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments
   Effective June 1, 1998, the Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"). Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At June 30, 1998, the value of the securities loaned and the value of the collateral were $44,725,694 and $45,553,600, respectively.
9) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger&Berman Management Incorporated ("N&B Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $231.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 1998, there were purchase and sale transactions (excluding short-term securities) of $217,934,753 and $249,903,729, respectively.
   During the six months ended June 30, 1998, brokerage commissions on securities transactions amounted to $461,614, of which Neuberger received $164,345, and other brokers received $297,269.
   In addition, Neuberger's share of the total interest income earned for the six months ended June 30, 1998, from the collateralization of securities loaned to or through Neuberger was $140,131.

NOTE D -- COMBINED LINE OF CREDIT:
   Effective June 1, 1998, the Series was a holder of an unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company ($60,000,000 prior to June 1, 1998), to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per

Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments
annum. A facility fee of 0.07% per annum (0.1% prior to June 1, 1998) of the available line of credit is charged, of which the Series has agreed to pay its pro rata share, based on the ratio of its net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by N&B Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that the Series will have access to the entire $100,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at June 30, 1998, nor had the Series utilized this line of credit at anytime prior to that date.

NOTE E -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Series without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                                    Period
                                                                                     from
                                              Six                                   May 1,
                                             Months                                1995(1)
                                             Ended                                    to
                                            June 30,      Year Ended December      December
                                              1998                31,                31,
                                            (UNAUDITED)    1997         1996         1995
                                            -----------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .58%(3)       .58%         .59%        .59%(3)
                                            -----------------------------------------------
    Net Expenses                                .58%(3)       .58%         .59%        .59%(3)
                                            -----------------------------------------------
    Net Investment Income (Loss)               (.11%)(3)      .21%         .04%        .31%(3)
                                            -----------------------------------------------
Portfolio Turnover Rate                          38%          113%          57%         35%
                                            -----------------------------------------------
Average Commission Rate Paid                $0.0550       $0.0386      $0.0582     $0.0412
                                            -----------------------------------------------
Net Assets, End of Period (in millions)      $649.9        $586.4       $568.6      $600.8
                                            -----------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.